Exhibit 10.1

Execution Version

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 17, 2019, is by and among Contango Oil & Gas Company, a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below (the “Lenders”), Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities therein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Credit Agreement, dated as of October 1, 2013, as amended by the First Amendment to Credit Agreement dated as of April 11, 2014, the Second Amendment to Credit Agreement dated as of October 28, 2014, the Third Amendment to Credit Agreement dated as of May 6, 2016, the Fourth Amendment and Waiver to Credit Agreement dated as of March 7, 2018, the Fifth Amendment to Credit Agreement dated as of May 18, 2018 and the Sixth Amendment and Waiver to Credit Agreement dated as of November 2, 2018 (as amended, supplemented, amended and restated, waived or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Administrative Agent and the Lenders constituting Required Lenders intend to amend certain provisions of the Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2. Amendments to Credit Agreement.

(a) The Credit Agreement is hereby amended by replacing references to the phrase “Aggregate Commitments” with the phrase “Availability Limit” in clause (b) of the definition of “Swing Line Sublimit” in Section 1.02 and in each place it appears in each of Sections 2.01(a), 2.01(b), 2.01(d), 2.01(f), 2.02(b) and 2.07(c).

(b) Article I of the Credit Agreement is hereby amended by adding a new Section 1.04 as follows:

“Section 1.04 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

(c) Section 1.02 of the Credit Agreement is hereby amended by amending the definition of “Base Rate” therein by adding the proviso below at the end thereof:

“; provided that in no event shall the Base Rate be less than 0.00% per annum”

(d) Section 1.02 of the Credit Agreement is hereby amended by amending the definition of “Federal Funds Rate” therein by adding the proviso below at the end thereof:

“; provided further that in no event shall the Federal Funds Rate be less than 0.00% per annum”

(e) Section 1.02 of the Credit Agreement is hereby amended by amending the definition of “LIBOR Rate” therein by adding the proviso below at the end thereof:

“; provided that in no event shall the LIBOR Rate be less than 0.00% per annum”

(f) Section 1.02 of the Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

“August 2019 Redetermination” shall have the meaning assigned such term in Section 2.08(c).

“August 2019 Redetermination Date” shall mean, the Redetermination Date with respect to the August 2019 Redetermination.

“Availability Limit” shall mean, at any time, the least of (a) the Aggregate Commitments at such time, (b) the Borrowing Base at such time and (c) $75,000,000.

(g) Clause (i) of Section 2.07(b) is hereby amended and restated in its entirety to read as follows:

“(i) If, at any time (including after giving effect to any termination or reduction of the Aggregate Maximum Revolving Credit Amounts pursuant to Section 2.03(b)), the sum of the outstanding aggregate principal amount of the Revolving Credit Loans, plus the outstanding aggregate principal amount of the Swing Line Loans, plus the LC Obligations exceeds the Availability Limit, then unless such excess is the result of a Deficiency and required to be repaid in accordance with Section 2.07(b)(ii), the Borrower shall (i) prepay the Revolving Credit Loans and the Swing Line Loans on such date (or the date of such termination or reduction, if applicable) in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment and (ii) if any excess remains after prepaying all of the Revolving Credit Loans and the Swing Line Loans because of LC Obligations, pay to the Administrative Agent on behalf of the Lenders an amount equal to the excess to be held as cash collateral as provided in Section 2.01(j) hereof. If, after giving effect to any termination or reduction of the Swing Line Sublimit pursuant to Section 2.03(b), the outstanding principal amount of the Swing Line Loans exceeds the Swing Line Sublimit, the Borrower shall prepay the Swing Line Loans on the date of such termination or reduction in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment.”

(h) Section 2.08(c) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

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“In addition to the foregoing, on August 1, 2019 the Lenders shall redetermine the amount of the Borrowing Base in accordance with Section 2.08(b) (such redetermination, the “August 2019 Redetermination”). The August 2019 Redetermination shall, except for purposes of determining the number of permitted unscheduled redeterminations permitted pursuant to this Section 2.08(c), constitute an unscheduled redetermination hereunder (but shall not, for the avoidance of doubt, constitute the initiation of an interim redetermination by either the Borrower or the Administrative Agent for purposes of determining the availability of such interim redeterminations pursuant to the second sentence of this Section 2.08(c)).”

(i) Section 8.06(b) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“With respect to the August 2019 Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding Reserve Report delivered pursuant hereto. The Borrower shall provide such Reserve Report with respect to the August 2019 Redetermination with an “as of” date as required by the Administrative Agent as soon as possible, but in any event no later than July 1, 2019.”

(j) Section 9.12 of the Credit Agreement is hereby amended by replacing the reference to “Borrowing Base” contained therein with a reference to “Availability Limit”.

(k) Section 12.04 of the Credit Agreement is hereby amended by adding the following new clause (v) thereto:

“and (v) except as expressly set forth in the immediately succeeding proviso, no amendment, modification or waiver with respect to the definition of “Availability Limit” shall be effective without the consent of each Lender; provided that, notwithstanding the foregoing, solely to the extent the August 2019 Redetermination has been completed, any amendment, modification or waiver with respect to the amount set forth in clause (c) of the definition of “Availability Limit” shall instead be subject to the consent of the Required Lenders.”

Section 3. Borrowing Base Redetermination. The Required Lenders and the Borrower agree that on and after the Effective Date and until the next Redetermination Date, the amount of the Borrowing Base shall be immediately and automatically reduced to $85,000,000. The foregoing shall constitute the Scheduled Redetermination for the May 1, 2019 Scheduled Redetermination Date pursuant to Section 2.08(c) of the Credit Agreement.

Section 4. Conditions to Effectiveness. The Effective Date of this Amendment shall be deemed to occur on the date (the “Effective Date”) when the Administrative Agent has received counterparts of this Amendment duly executed by the Borrower and each of the Required Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a) the Administrative Agent shall have received, to the extent invoiced at least two Business Days prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement in connection with this Amendment; and

(b) the representations and warranties set forth in Section 5 hereof shall be true and correct and the Administrative Agent shall have received a certificate dated as of the date hereof, duly executed by an officer of the Borrower, certifying with respect thereto.

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Section 5. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrower and its Subsidiaries contained in the Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by a materiality qualifier, which shall be true and correct in all respects), other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects (except to the extent such representations and warranties are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date; and

(b) no Default, Event of Default or Deficiency has occurred and is continuing.

Section 6. Loan Document; Ratification.

(a) This Amendment is a Loan Document. Each reference to the Credit Agreement in any Loan Document will deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as modified hereby, the Credit Agreement remains in full force and effect and the Borrower hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Credit Agreement.

Section 7. Release. The Borrower, on behalf of itself and each of its Subsidiaries (collectively, the “Loan Parties”), hereby waives, releases, remises and forever discharges the Administrative Agent, the Lenders party hereto and each of their respective Affiliates, and each of their officers, directors, employees, agents, and professionals (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which such Loan Party ever had from the beginning of the world, now has or might hereafter have against any such Releasee which concerns, directly or indirectly, the Credit Agreement or any other Loan Document, or any acts or omissions of any such Releasee relating to the Credit Agreement or any other Loan Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to the Effective Date. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein.

Section 8. No Reliance, Etc. For the avoidance of doubt, and without limitation of any other provisions of the Credit Agreement or the other Loan Documents, Royal Bank of Canada, in its capacity as Administrative Agent, shall be entitled to the benefits of Section 11.06 of the Credit Agreement as if such provision were set forth in full herein mutatis mutandis.

Section 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Severability. In the event that any one or more of the provisions contained in this Amendment shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

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Section 12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 13. Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

CONTANGO OIL & GAS COMPANY

By:	/s/ E. Joseph Grady
	Name:	E. Joseph Grady
	Title:	Senior Vice President

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ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA

By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

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LENDER:

ROYAL BANK OF CANADA

By:	/s/ Amy G. Josephson
	Name:	Amy G. Josephson
	Title:	Authorized Signatory

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LENDER:

REGIONS BANK

By:	/s/ Daniel G. Steele
	Name:	Daniel G. Steele
	Title:	Managing Director

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LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael P. Robinson
	Name:	Michael P. Robinson
	Title:	Vice President

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LENDER:

BBVA USA fka Compass Bank

By:	/s/ Rachel Festervand
	Name:	Rachel Festervand
	Title:	Sr. Vice President

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LENDER:

BARCLAYS BANK PLC

By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

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LENDER:

BOKF, NA DBA BANK OF TEXAS

By:	/s/ Brad Kuhn
	Name:	Brad Kuhn
	Title:	Vice President

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LENDER:

CADENCE BANK

By:	/s/ Anthony Blanco
	Name:	Anthony Blanco
	Title:	Senior Vice President

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